Conformed Copy

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                          FIRST SUPPLEMENTAL INDENTURE

                                      AMONG

                             WASTE MANAGEMENT, INC.
                  (formerly known as USA Waste Services, Inc.),

                         WASTE MANAGEMENT HOLDINGS, INC.
                   (formerly known as Waste Management, Inc., formerly known as WMX Technologies, Inc.),

                                       and

                         HARRIS TRUST AND SAVINGS BANK,
          as successor to NationsBank of Georgia, National Association

                            -------------------------

                            Dated as of July 16, 1998

                            -------------------------




                      Supplemental to Indenture dated as of
                 January 24, 1995 between WMX Technologies, Inc.
                and NationsBank of Georgia, National Association


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



                   FIRST SUPPLEMENTAL INDENTURE, dated as of July 16, 1998 (this "Supplemental Indenture"), by and among Waste Management, Inc. (formerly known as USA Waste Services, Inc.), a Delaware corporation ("New Waste Management"), Waste Management Holdings, Inc. (formerly known as Waste Management, Inc.), a Delaware corporation (the "Company"), and Harris Trust and Savings Bank, a banking corporation organized and existing under the laws of the State of Illinois, as Trustee (the "Trustee").

                              W I T N E S S E T H :


                   WHEREAS, the Company and the Trustee have heretofore entered into an Indenture dated as of January 24, 1995 (the "Indenture") to provide for the issuance of the Company's Convertible Subordinated Notes due 2005 (the "Securities");

                   WHEREAS, as of July 16, 1998, Dome Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of New Waste Management ("Merger Sub"), was merged with and into the Company (the "Merger"), as a result of which the Company became a wholly owned subsidiary of New Waste Management;

                   WHEREAS, in the Merger, each outstanding share of common stock, $1.00 par value, of the Company was converted into the right to receive
0.725 of a share of common stock, $0.01 par value, of New Waste Management ("New Waste Management Shares"), and no fractional New Waste Management Shares will be issued in connection with the Merger, but instead cash will be paid in lieu of any resulting fractional share;

                   WHEREAS, the Merger is permitted pursuant to Section 5.1 of the Indenture;

                   WHEREAS, New Waste Management and the Company have duly determined to make, execute and deliver to the Trustee this Supplemental Indenture in order to reflect the effectiveness of the Merger, as required by the Indenture;

                   WHEREAS, pursuant to Section 11.14 of the Indenture, New Waste Management, as the issuer of securities deliverable upon conversion of the Securities, is required to execute and deliver to the Trustee this Supplemental Indenture;

                   WHEREAS, Section 9.1(2) of the Indenture provides that the Company and the Trustee may amend the Indenture without the consent of any holder of Securities to comply with Section 11.14 of the Indenture; and

                   WHEREAS, New Waste Management and the Company have duly authorized the execution and delivery of this Supplemental Indenture and all things necessary have been done to make this Supplemental Indenture a valid agreement of New Waste Management and the Company, in accordance with its terms.

                   NOW THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of Securities, without preference, priority or distinction, as follows:

                                    ARTICLE I

                   Section 1.01. Conversion of Securities. (a) From and after the date hereof, the Holder of a Security may convert such Security in accordance with the terms of the Indenture into (i) the number of New Waste Management Shares which such Holder would have received immediately after the Merger if such Holder had converted the Security immediately before the effective time of the Merger, subject to adjustment as provided in paragraph (b) of this Section 1.01, and (ii) cash in lieu of fractional New Waste Management Shares, as provided in the Indenture.

                   (b) The Conversion Rate shall be as specified in Article XI of the Indenture, as adjusted in accordance with the provisions of Article XI of the Indenture prior to the Merger. For events occurring from and after the date hereof, the Conversion Rate shall be adjusted in a manner as nearly equivalent as may be practical to the adjustments provided for in Article XI of the Indenture.

                                   ARTICLE II

                   Section 2.01. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Company and New Waste Management, and the Trustee assumes no responsibility for their correctness.

                   Section 2.02. Effect of Headings. The Article and Section headings herein are for convenience only and shall not effect the construction hereof.

                   Section 2.03. Successors and Assigns. This Supplemental Indenture shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

                   Section 2.04. Separability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                   Section 2.05. Use of Capitalized Terms. The use of capitalized terms not otherwise defined in this Supplemental Indenture shall have the respective meanings ascribed to them in the Indenture.




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                                        3

                   Section 2.06. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of Illinois.

                   Section 2.07. Effect of Execution and Delivery Hereof. From and after the execution and delivery of this Supplemental Indenture, (a) the Indenture shall be deemed to be amended and modified as provided herein, (b) this Supplemental Indenture shall form a part of the Indenture, (c) except as modified and amended by this Supplemental Indenture, the Indenture shall continue in full force and effect, (d) the Securities shall continue to be governed by the Indenture, as modified and amended by this Supplemental Indenture, and (e) every Holder of Securities heretofore and hereafter authenticated and delivered under the Indenture shall be bound by this Supplemental Indenture.

                   Section 2.08. Execution of Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.


                                      * * *




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                                        4

               IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.


                                 WASTE MANAGEMENT, INC.
                                      formerly known as USA Waste Services, Inc.


                                 By:   /s/ Earl E. DeFrates
                                    --------------------------------------------
                                      Name: Earl E. DeFrates
                                      Title: Executive Vice President and
                                               Chief Financial Officer


Attest:

By:   /s/ Bryan J. Blankfield
    ----------------------------
     Name: Bryan J. Blankfield
     Title: Assistant Secretary



                                 WASTE MANAGEMENT HOLDINGS, INC.
                                     formerly known as Waste Management, Inc.


                                 By:  /s/ Gregory T. Sangalis
                                    --------------------------------------------
                                      Name: Gregory T. Sangalis
                                      Title: Vice President and Secretary

Attest:

By:   /s/ Bryan J. Blankfield
    ----------------------------
     Name: Bryan J. Blankfield
     Title: Assistant Secretary




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                                        5

                                      HARRIS TRUST AND SAVINGS BANK,
                                        AS TRUSTEE


                                      By:  /s/ J. Bartolini
                                         ---------------------------------------
                                           Name: J. Bartolini
                                           Title: Vice President

Attest:

By:  /s/ C. Potter
    ----------------------------
     Name: C. Potter
     Title: Assistant Secretary